UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

Kirby Corporation
(Exact name of Registrant as Specified in Charter)

Nevada	1-7615	74-1884980
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000, Houston, Texas	77007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Effective February 27, 2018, the Board of Directors of Kirby Corporation (the “Company”) elected William G. Harvey Executive Vice President and Chief Financial Officer of the Company.  Mr. Harvey previously served as Executive Vice President-Finance.  David W. Grzebinski relinquished the title of Chief Financial Officer, but remains President and Chief Executive Officer of the Company.

Mr. Harvey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Toronto and a degree in mechanical engineering from Queens University.  Prior to joining the Company, Mr. Harvey served for the past five years as Executive Vice President and Chief Financial Officer of Walter Energy, Inc.

Mr. Harvey’s compensation includes (1) a base salary at the rate of $500,000 per year, (2) target annual incentive compensation for 2018 equal to 70% of his base salary, and (3) a long-term incentive compensation award with a target value of $800,000, consisting of stock options covering 6,846 shares, 4,240 restricted stock units and a cash performance award with a target value of $320,000 for the three-year performance period 2018-2020.  The percentage of the performance award target paid at the end of the performance period will be based on the Company’s achievement on a cumulative basis for the three-year period of the objective levels of EBITDA, return on total capital and earnings per share established under its annual incentive plan, with the three factors equally weighted.  Mr. Harvey will be paid the target amount if 100% of the objective performance measures is achieved over the three-year period.  The payment can range from zero if less than 80% of the objective performance measures is achieved to a maximum of 200% of the target award for the achievement of 130% or more of the objective performance measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2018

KIRBY CORPORATION

	By:	/s/ David W. Grzebinski
David W. Grzebinski
President and Chief Executive Officer